UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2017

CALGON CARBON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10776	25-0530110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 GSK Drive Moon Township, Pennsylvania		15108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 787-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 28, 2017, Calgon Carbon Corporation (the “Company”), a Delaware corporation, held a special meeting of stockholders to consider and vote upon the proposals identified in the definitive proxy statement dated November 27, 2017, which was first mailed to Company stockholders on or about November 28, 2017. A summary of the voting results for the proposals presented, which are described in detail in the definitive proxy statement, is set forth below:

(1)	a proposal to adopt the Agreement and Plan of Merger, dated as of September 21, 2017 (as it may be amended from time to time, the “merger agreement”), by and among the Company, Kuraray Co., Ltd., a company organized under the laws of Japan (“Kuraray”), Kuraray Holdings U.S.A., Inc., a Delaware corporation (“Parent”) and KJ Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Parent, and an indirect wholly owned subsidiary of Kuraray (the “Merger Proposal”);

(2)	a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the consummation of the merger (the “Advisory Compensation Proposal”); and

(3)	a proposal to approve the adjournment of the special meeting from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement or in the absence of a quorum (the “Adjournment Proposal”).

At the special meeting, 41,431,473 shares of the Company’s common stock, representing 81.54% of the Company’s common stock issued and outstanding and entitled to vote as of November 27, 2017, the record date for the special meeting, were represented in person or by proxy, which constituted a quorum.

The final voting results for each item voted upon are as set forth below:

Proposal One – Merger Proposal. The Merger Proposal was approved by the following vote:

For	Against	Abstain
39,054,339	2,283,639	93,495

Proposal Two – Advisory Compensation Proposal. The Advisory Compensation Proposal was approved by the following vote:

For	Against	Abstain
27,479,739	13,652,589	299,145

Proposal Three – Adjournment Proposal. The Adjournment Proposal was approved by the following vote:

For	Against	Abstain
35,731,685	5,445,788	254,000

With respect to the Adjournment Proposal, although the Adjournment Proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the special meeting was determined not to be necessary or appropriate.

Item 8.01.	Other Events.

As previously disclosed, on September 21, 2017, the Company, Kuraray, Parent and Merger Sub entered into the merger agreement, pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent, and an indirect wholly owned subsidiary of Kuraray. On November 22, 2017, the Company and Kuraray filed a joint voluntary notice with the Committee on Foreign Investment in the United States (“CFIUS”). On December 21, 2017, CFIUS initiated the initial 30 calendar day review period, which will conclude no later than January 19, 2018. At the conclusion of the initial review period, CFIUS will either (1) clear the merger or (2) notify the parties that CFIUS will initiate an additional 45 calendar day investigation period. The parties continue to target the first quarter of 2018 for the closing of the merger.

Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this report other than statements of historical fact, are forward-looking statements. These statements may be identified from use of the words “may,” “should,” “could,” “potential,” “continue,” “plan,” “forecast,” “estimate,” “project,” “believe,” “intent,” “anticipate,” “expect,” “target, ” “is likely,” “will,” or the negative of these terms, and similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company believes that its expectations are based on reasonable assumptions. However, these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from the Company’s expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, there are various risks and uncertainties associated with the merger, including but not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the merger; the possibility of non-consummation of the merger and termination of the merger agreement; the risk that the Company could be required to pay a termination fee of $33.2 million to Kuraray under certain circumstances pursuant to the terms of the merger agreement; the failure to satisfy any of the conditions to the merger agreement; the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the merger; the risk that stockholder litigation in connection with the merger may affect the timing or occurrence of the merger or result in significant costs of defense, indemnification and liability; the significant transaction costs which have been and may continue to be incurred by the Company related to the merger; and other potential risks to the Company associated with any failure to close the merger, including the potential distraction of employee and management attention during the pendency of the merger, uncertainty about the effect of the merger on the Company’s relationships with employees, potential and existing customers and suppliers and other parties, and the impact that the failure of the merger to close could have on the trading price of shares of Company common stock and the Company’s operating results. You should not place undue reliance on any forward- looking statements. These statements speak only as of the date of this report. Except as otherwise required by applicable laws, the Company undertakes no obligation to publicly update or revise any forward-looking or other statements included in this report, whether as a result of new information, future events, changed circumstances or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION

December 29, 2017	By:	/s/ Chad Whalen
	Name:	Chad Whalen
	Title:	Senior Vice President, General Counsel and Secretary